UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2006 (March 17, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)

33 Maiden Lane New York, NY		10038
(Address of principal executive office)		(Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On March 17, 2006, MortgageIT Holdings, Inc. (the ‘‘Company’’) issued a press release announcing that its Board of Directors declared a cash dividend of $0.25 per share of common stock for the first quarter of 2006. The dividend is payable on April 20, 2006, to stockholders of record as of March 31, 2006. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

* * * *

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
By: /s/ Andy Occhino Andy Occhino Secretary

Date: March 17, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K

Report Dated March 17, 2006 (March 17, 2006)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 17, 2006.